SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



               Date of Report: April 30, 1998



                    KEYSPAN ENERGY CORPORATION
     (Exact name of registrant as specified in its charter)




        NEW YORK                  1-14508        11-3344628
(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation or             File Number)   Identification No.)
organization)







One MetroTech Center,Brooklyn, New York          11201-3850
(Address of principal executive offices)         (Zip Code)





Registrant's telephone number, including area code (718) 403-1000

Item 5.   Other Events

The Company is filing this Current Report on Form 8-K to provide unaudited pro forma combined condensed financial information for KeySpan and Long Island Lighting Company (LILCO) at December 31, 1997 and for the twelve months ended December 31, 1997 in order to give effect under the purchase method of accounting to the transactions summarized in Exhibit 99.1 hereto and in the assumptions set forth in the notes thereto.

The unaudited pro forma combined condensed financial information set forth in Exhibit 99.1 to this Current Report on Form 8-K reflects the condensed consolidated financial information of KeySpan and LILCO contained in KeySpan's Form 10-Q Report filed February 13, 1998 and LILCO's Form 10-Q Report filed on February 17, 1998. Exhibit 99.1 is hereby incorporated by reference in response to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The unaudited pro forma combined condensed financial information referred to above in Item 5 and incorporated herein by reference, is attached hereto as the following Exhibit:

Exhibit
Number

 99.1 Unaudited pro forma combined condensed financial information for KeySpan and LILCO at December 31, 1997 and for the twelve months ended December 31, 1997.





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
                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 1998

                                   KEYSPAN ENERGY CORPORATION

                              By:  /s/ Vincent D. Enright
                                   -----------------------------
                                   Vincent D. Enright
                                   Senior Vice President,
                                   Chief Financial Officer and
                                   Chief Accounting Officer




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
                              Exhibit Index
Exhibit
Number

 99.1 Unaudited pro forma combined condensed financial information for KeySpan and LILCO at December 31, 1997 and for the twelve months ended December 31, 1997, begins on page 5.




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